UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   March 16, 2015

ERF WIRELESS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

     2911 South Shore Blvd., Suite 100, League City, Texas 77573
(Address of principal executive offices )         (Zip Code)

          (281) 538-2101
Registrant's telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

ITEM 3.02.   Unregistered Sales of Equity Securities

The registrant, ERF Wireless, Inc. is referred to herein as “we”, “our” or “us”.

From March 14 through March 20, 2015, we issued 120,313,824 common stock shares pursuant to existing Convertible Promissory Notes that have all been reported on in our earlier public filings.  We receive no additional compensation at the time of the conversions beyond that previously received at the time the Convertible Promissory Notes were originally issued.   The shares were issued at an average of $0.000416 per share. The issuance of the shares constitutes 25.075% of our issued and outstanding shares based on 479,819,182 shares issued and outstanding as of March 13, 2015.

             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERF Wireless, Inc.
By:	/s/ H. Dean Cubley
Dr. H. Dean Cubley
Chief Executive Officer

March 20, 2015